                                                                   EXHIBIT 10.10

                           NON-COMPETITION AGREEMENT

                                    BETWEEN

                               CITYSEARCH, INC.

                                      AND

                             1217554 ONTARIO INC.

                                      AND

                              TORSTAR CORPORATION

                                      AND

              METROLAND PRINTING, PUBLISHING & DISTRIBUTING LTD.

                          MADE AS OF FEBRUARY 17,1997

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[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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                           NON-COMPETITION AGREEMENT


     THIS AGREEMENT made as of February 17, 1997;

BETWEEN:


     CITYSEARCH, INC., a corporation incorporated under the laws of Delaware (hereinafter referred to as "CitySearch U.S.A.")

                              OF THE FIRST PART,

                              - and -


     1217554 ONTARIO INC., a corporation incorporated under the laws of Ontario (hereinafter referred to as "CitySearch Ontario")

                              OF THE SECOND PART,

                              - and -


     TORSTAR CORPORATION, a corporation incorporated under the laws of the Province of Ontario

     (hereinafter referred to as "TorStar")

                              OF THE THIRD PART,

                              - and -


     METROLAND PRINTING, PUBLISHING & DISTRIBUTING LTD..
     a corporation incorporated under the laws of the Province of Ontario

     (hereinafter referred to as "Metroland")
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                                      -2-

                              OF THE FOURTH PART.


          WHEREAS CitySearch U.S.A. is engaged in the business of establishing and operating, either directly or through Affiliates, CitySearch Information Services;

          AND WHEREAS TorStar is engaged in the publication of newspapers and electronic publishing in the Exclusive Territory;

          AND WHEREAS CitySearch Ontario is an Affiliate of CitySearch U.S.A. and Metroland is an indirect subsidiary of TorStar;

          AND WHEREAS Metroland and CitySearch Ontario formed the general partnership Toronto Star CitySearch (the "Partnership") for the purpose of carrying on a CitySearch Information Service in the Exclusive Territory;

          AND WHEREAS Metroland and CitySearch Ontario entered into a partnership agreement made as of the date hereof (the "Partnership Agreement");

          AND WHEREAS CitySearch U.S.A. and CitySearch Ontario are parties to a license and services agreement made as of the date hereof (the "License and Services Agreement), which agreement was assigned by CitySearch Ontario to the Partnership pursuant to an assignment agreement between CitySearch Ontario, Metroland and CitySearch U.S.A. entered into as of the date hereof (the "Assignment Agreement");

          AND WHEREAS pursuant to the transactions described above, Metroland and TorStar will have access to extremely confidential and valuable information of CitySearch U.S.A. pertaining, inter alia, to its business and technology related to the establishment and operation of CitySearch Information Services;

          NOW THEREFORE THIS AGREEMENT WITNESSES that, for good and valuable consideration and the payment by each of the parties to the other of the sum of $1.00 of lawful money of Canada (the receipt and sufficiency of which consideration is hereby acknowledged by each of the parties), the parties agree as follows:

                         ARTICLE ONE - INTERPRETATION
                         ----------------------------

     1.01      DEFINITIONS
               -----------

          In this Agreement, unless something in the subject matter or context is inconsistent therewith:
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                                      -3-

          (a) "Affiliate" means an affiliate of a party as determined by the provisions of the Business Corporations Act (Ontario) as now enacted or as the same may be from time to time amended, re-enacted or replaced.

          (b) "Agreement" means this agreement and all amendments made hereto by written agreement between the parties hereto.

          (c) "CitySearch Information Service" means an online service of providing Content related to restaurants, entertainment, retail establishments, community events and other services pertaining to a particular city or geographic region, whether or not such service uses the CitySearch Systems or any part thereof.

          (d) "CitySearch Systems" has the meaning ascribed to it in the License and Services Agreement.

          (e) "Competing Business" means (i) in relation to CitySearch U.S.A. or CitySearch Ontario, a business or service which directly or indirectly carries on, engages in, or is concerned with or interested in a CitySearch Information Service or similar or competing on-line service pertaining to a city, region or other territory inside or outside of the Exclusive Territory, and (ii) in relation to TorStar or Metroland, a business or service which directly or indirectly carries on, engages in, or is concerned with or interested in a CitySearch Information Service or similar or competing on-line service pertaining to the Exclusive Territory.

          (f) "Confidential Information" has the meaning ascribed to it in the License and Services Agreement.

          (g) "Content" with respect to a CitySearch Information Service includes all information, databases, advertisements, text, sound, photographic images, video and other content which is displayed or accessible to a consumer using the service.

          (h) "Covenantee" means as the context requires one of the parties hereto to whom a covenant is made.

          (i) "Covenantor" means as the context requires one of the parties hereto and the term "Covenantors" means collectively each Covenantor.

          (j) "Direct Competitor" means (i) in relation to TorStar or Metroland, a person whose business is primarily involved in newspaper or electronic
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                                      -4-

               publishing in the Exclusive Territory, and (ii) In relation to CitySearch U.S.A. or CitySearch Ontario, a person whose business competes directly with that of CitySearch U.S.A. or any Affiliate of CitySearch U.S.A. or CitySearch Ontario.

          (k) "Exclusive Territory" has the meaning ascribed to it in the Partnership Agreement.

          (1) "Improvement" has the meaning ascribed to it in the License and Services Agreement.

          (m) "Launch" has the meaning ascribed to it in the License and Services Agreement.

          (n) "Other Agreements" means the Partnership Agreement and the License and Services Agreement.

          (o) "Partnership Interest" has the meaning ascribed to it in the Partnership Agreement.

          (p) "Restricted Period" means the period commencing on the date hereof and expiring [*].

          (q) "Toronto Star CitySearch Information Service" has the meanings ascribed to it in the License and Services Agreement.

     1.02      HEADINGS
               --------

          The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

     1.03      EXTENDED MEANINGS
               -----------------

          In this Agreement words importing the singular number only shall include the plural and vice versa, words importing any gender shall include all genders and words

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

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                                      -5-

importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations. The terms "provision" and "provisions" refer to terms, conditions, provisions, covenants, obligations, undertakings, warranties and representations in this Agreement. The term "Includes" or "including" or "such as" shall be construed as meaning "Includes without limitation", "including without limitation" and "such as without limitation", as the case may be.

                            ARTICLE TWO - COVENANTS
                            -----------------------

     2.01      COVENANTS OF METROLAND AND TORSTAR
               ----------------------------------

     (a) Recognizing and acknowledging that the following undertakings, each of which shall be construed as a separate and several undertaking, are essential for the protection of the business, property, and proprietary rights of CitySearch U.S.A. and CitySearch Ontario. Metroland and TorStar undertake and agree jointly and severally to CitySearch U.S.A. and CitySearch Ontario that each such Covenantor will not, without the prior written consent of CitySearch
U.S.A.:

          (i) in the Restricted Period, either alone or through an Affiliate or in partnership or in conjunction with any person or persons, as principal, agent, trustee, investor, consultant, shareholder, or in any other manner whatsoever, carry on, engage in, or be concerned with or interested in, or control or manage any Competing Business of CitySearch U.S.A. or CitySearch Ontario; and

          (ii) in the Restricted Period not, directly or indirectly, solicit for employment, or endeavor to employ or to retain as an independent contractor or agent, any person who is an employee of CitySearch U.S.A. or CitySearch Ontario or who provided any assistance or service to Metroland pursuant to the License and Services Agreement, or not offer to nor employ or retain as an independent contractor or agent any person who provided any assistance or services to Metroland pursuant to the License and Services Agreement for a period of six (6) months following such person's termination of employment With CitySearch U.S.A. or CitySearch Ontario.

     (b) The restriction contained in Section 2.01(a)(i) shall not prevent Metroland or TorStar or any Affiliate thereof:

          (i) during the period commencing on the date hereof and expiring thirty (30) days following the Launch of the Toronto Star CitySearch Information Service or September 1, 1997, whichever is the earlier.
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                                     -6-

                 from continuing to publish the "Totally Toronto" information service; however following the said date the said service shall be discontinued;

          (ii)   [*]

          (iii)  [*]

     2.02        COVENANTS OF CITYSEARCH U.S.A. AND CITYSEARCH ONTARIO
                 -----------------------------------------------------

          Recognizing and acknowledging that the following undertakings, each of which shall be construed as a separate and several undertaking, are essential for the protection of the business, property, and proprietary rights of TorStar and Metroland, CitySearch U.S.A. and CitySearch Ontario undertake and agree jointly and severally to TorStar and Metroland that each such Covenantor will not, without the prior written consent of TorStar:

          (i) in the Restricted Period, either alone or through an Affiliate or in partnership or in conjunction with any person or persons, as principal, agent, trustee, investor, consultant, shareholder, or in any other manner whatsoever, carry on, engage in, or be concerned with or interested in, or control or manage, any Competing Business of TorStar or Metroland; and

          (ii) in the Restricted Period not, directly or indirectly, solicit for employment, or endeavor to employ or to retain as an independent contractor or agent, any person who is an employee of TorStar or Metroland or who interfaced With CitySearch U.S.A. to receive any assistance or service pursuant to the License and Services Agreement, or not offer to nor employ or retain as an independent contractor or agent any person who interfaced with CitySearch U.S.A. to receive any assistance or services pursuant to the License and Services Agreement for a period of six (6) months following such person's termination of employment with TorStar or Metroland.

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[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                                      -7-

     2.03        SALE OF PARTNERSHIP INTEREST
                 ----------------------------

          [*]

     2.04        LIMITATION OF RESTRICTIONS
                 --------------------------

          The restrictions in Sections 2.01 or 2.02 shall not prevent any of the Covenantors from owning, directly or indirectly, an aggregate of not more than two percent (2%) of the issued shares of a corporation, the shares of which are listed on any recognized stock exchange or traded in the over-the-counter market in Canada or the United States, which carries on a Competing Business.

     2.05        ACKNOWLEDGEMENT
                 ---------------

          (a) Each of the Covenantors hereby acknowledges and agrees that each of the covenants in Sections 2.01, 2.02 and 2.03 are fair and reasonable and valid and are reasonably required for the protection of the interest and property of the Covenantee for whose benefit it was made and waives all defenses to the strict enforcement thereof. However, it is nevertheless agreed that if one or more of such covenants shall be judged to be void as going beyond what is reasonable in all of the circumstances for the protection of the interests of the Covenantee, but would be valid if part of the wording thereof were deleted or the period thereof reduced or the range of activities covered thereby reduced in scope, the said reduction shall be deemed to apply with such modifications as may be necessary to make them valid and effective and any such modifications shall not thereby affect the validity of any other covenant contained in this Agreement.

          (b) Each of the Covenantors acknowledges and agrees that any violation of any of the covenants made in this Agreement will cause irreparable damage or injury to the Covenantee for whose benefit it was made, the exact amount of which would be impossible to ascertain, and that, for such reason, the Covenantee should be entitled to obtain interim, interlocutory, and final injunctive relief restraining each Covenantor from breaking, and requiring each Covenantor to comply with, its obligations under this Agreement. Each Covenantor hereby acknowledges the importance to the Covenantee of the strict compliance with the terms of this Agreement and acknowledges that the Covenantee's interest in the strict enforcement thereof will outweigh the balance of convenience or harm which the Covenantor may suffer as a result of the strict enforcement of this Agreement.

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[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                                      -8-

     2.06      EQUITABLE RIGHTS
               ----------------

          Nothing in this Agreement shall be construed as abrogating or diminishing any right of a party hereto at common law or in equity to restrain a breach of duty including without limitation any breach of trust, confidence or fiduciary duty.

                            ARTICLE THREE - GENERAL
                            -----------------------

     3.01      FURTHER ASSURANCES
               ------------------

          Each party shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

     3.02      DISPUTE RESOLUTION
               ------------------

          Any dispute, disagreement, controversy, question or claim arising out of or relating to this Agreement shall be settled in accordance with the provisions of Section 11.03 (Dispute Resolution) of the Partnership Agreement.

     3.03      ENTIRE AGREEMENT
               ----------------

          This Agreement and the Other Agreements constitute the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto.

     3.04      AMENDMENT AND WAIVER
               --------------------

          No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by the parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

     3.05      GOVERNING LAW
               -------------

          This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
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                                      -9-

          IN WITNESS WHEREOF the parties have executed this Agreement.


                                    CITYSEARCH, INC.


                                    Per: /s/ Charles R. Conn III

                                    Name:  /s/ Charles R. Conn 3rd

                                    Title:  CEO


                                    1217554 ONTARIO INC.


                                    Per: /s/ Charles R. Conn III

                                    Name:  Charles R. Conn 3rd

                                    Title: Director


                                    TORSTAR CORPORATION

                                    Per: /s/ David Galloway

                                    Name: David Galloway

                                    Title: Pres. & CEO


                                    METROLAND PRINTING, PUBLISHING
                                    & DISTRIBUTING LTD.

                                    Per: /s/ R. J. Steacy

                                    Name: R. J. Steacy

                                    Title:  Assistant Secretary